UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2015

VERITEQ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S. CONGRESS AVENUE, SUITE 401 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-846-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

12% Convertible Promissory Notes due February 6, 2016

On February 10, 2015 and February 13, 2015, VeriTeQ Corporation (the “Company”) issued and sold to two accredited investors (the “Lenders”) convertible promissory notes, bearing interest at 12% per annum in the aggregate principal amount of $160,000 (the “Notes”). In accordance with the terms of the Notes, the Company agreed to pay the Lenders’ expenses associated with the transaction in the amount of $5,000. As a result, the Company realized net proceeds from the sale of the Notes in the amount of $155,000, which is being used for general corporate purposes. Principal and interest on the Notes are due on the maturity date.

The Notes can be prepaid, at a redemption premium of 50%, until 90 days following their date of issuance, after which the Company has no right of prepayment. The Notes are convertible at a price per share equal to 60% of the average of the lowest three trading prices of the Company’s common stock during the 10 trading days prior to conversion. However, in no event shall a Lender be entitled to convert any portion of the Notes if such conversion would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of the Company’s common stock. If, at any time when the Note is outstanding, the Company issues or sells, or is deemed to have issued or sold, any shares of its common stock in connection with a subsequent placement for no consideration or for a consideration per share that is less than the conversion price on the date of issuance or based on a variable price formula (the “Alternative Variable Price Formula”) that is more favorable to the subsequent investor than the foregoing variable conversion price formula, then the conversion price of the Notes will be reduced to the amount of the consideration per share received for such issuance or the conversion price will be adjusted to match the Alternative Variable Price Formula.

The Notes contain certain covenants and restrictions including, among others, that for so long as the Notes are outstanding the Company will not pay dividends or dispose of certain assets, and that the Company will maintain its listing on an over-the-counter market. Events of default under the Notes include, among others, failure to pay principal or interest on the Notes or comply with certain covenants under the Notes.

The foregoing description of the Notes is a summary, and is qualified in its entirety by reference to such documents, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Agreements Regarding Liabilities to Officers

On March 3, 2015, the Company entered into separate agreements with Scott R. Silverman, the Company’s Chief Executive Officer, Randolph K. Geissler, the Company’s President and Michael E. Krawitz, the Company’s Chief Legal and Financial Officer, (collectively, the “Named Executive Officers”) whereby each Named Executive Officer agreed that certain amounts of accrued but unpaid compensation that each individual was entitled to receive would be paid in the form of a convertible promissory note (the “Officer Notes”). In connection with these agreements, the Company issued Officer Notes to Mr. Silverman, Mr. Geissler and Mr. Krawitz in the principal amount of $194,010, $285,000 and $267,500, respectively. In addition, Mr. Geissler and Mr. Krawitz agreed to have their outstanding demand notes due from the Company, in the principal amounts of $34,000 and $60,000, respectively, converted into separate Officer Notes.

The Officer Notes bear interest at a rate of 5% per annum, with principal and interest due on March 1, 2016. The Company has the option to prepay the Officer Notes, in whole or in part, and without premium or penalty, at any time upon 5 business days’ written notice to the holder. At any time after September 1, 2015, the holder of an Officer Note can convert all or part of the note into shares of the Company’s common stock at a conversion price equal to the average daily closing price of the Company’s common stock for the 10 days prior to conversion.

The foregoing transactions have been approved by both the Company’s Board of Directors and the Compensation Committee of the Company’s Board of Directors, and are qualified in their entirety by reference to the Agreement Regarding Officer Liabilities and the Officer Note, which are attached hereto as Exhibits 10.3, and 10.4, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

This current report on Form 8-K contains"forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. These risks and uncertainties include, without limitation, VeriTeQ's ability to continue to raise capital to fund its operations and VeriTeq’s ability to commericialize its Q Inside Safety Technology; as well as other risks. Additional information about these and other factors may be described in VeriTeQ's Form 10-K, filed on April 15, 2014 and amended on August 19, 2014, and Form 10-Q filed on November 18, 2014, and future filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description
	10.1	$57,500 Convertible Promissory Note due February 6, 2016
	10.2	$102,500 Convertible Promissory Note due February 6, 2016
	10.3	Form of Agreement Regarding Liabilities to Officers
	10.4	Form of Officer Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriTeQ Corporation

Date: March 6, 2015	/s/ Michael E. Krawitz
Michael E. Krawitz
Chief Legal and Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	$57,500 Convertible Promissory Note due February 6, 2016
10.2	$102,500 Convertible Promissory Note due February 6, 2016
10.3	Form of Agreement Regarding Liabilities to Officers
10.4	Form of Officer Note